UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Quest Software, Inc.

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Filed by Quest Software, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Quest Software, Inc.

Commission File No.: 000-26937

Important Information

The following includes a copy of a document sent by Quest Software, Inc. (“Quest” or the “Company”) to its employees entitled “Dell and Quest: Integration Update”.

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement and intends to furnish or file other materials with the SEC in connection with the proposed transaction. The proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, QUEST’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Quest with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Quest by contacting Quest’s Investor Relations by telephone at (949) 754-8000, or by mail at Quest Software, Inc., 5 Polaris Way, Aliso Viejo, California 92656, Attention: Investor Relations, or by going to Quest’s Investor Relations page on its corporate website at www.quest.com.

Participants in the Solicitation

Quest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quest in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Quest is included in Quest’s amended Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2012.

Forward-Looking Statements

This filing may include predictions, estimates and other information regarding Quest and Dell Inc. (“Dell”) that might be considered forward-looking statements, including, without limitation, statements relating to the completion of this transaction. These statements are based on Quest’s and Dell’s current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors, including: (1) the Company may be unable to obtain stockholder approval as required for the transaction; (2) conditions to the closing of the transaction may not be satisfied; (3) the transaction may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) the Company and Dell may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; (8) the ability to recognize benefits of the transaction; (9) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (10) that Quest and Dell are unable to successfully implement the plans, strategies and objectives of management for future operations, including the execution of integration strategies; and (11) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. Additional factors that may affect the future results of Quest and Dell are set forth in their respective filings with the SEC on Forms 10-K, 10-Q and 8-K, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. Neither Quest nor Dell undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

Dell and Quest: Integration Update

A lot has been happening in the weeks since Dell announced the intent to acquire Quest. Here is an update on what’s going on with the transaction and the plans for integrating Quest into Dell.

Shortly after the announcement, we began meeting with the Dell teams to begin integration planning. We have appointed Eric Baurle as our integration lead to work with his counterparts on the Dell side, Marc Stein and Victor Raisys. Also, we have identified “workstream leaders” for most functional areas across Quest. A “workstream” is simply a series of activities related to a single functional area designed to achieve a seamless integration. We expect the workstreams will continue well beyond the closing of the transaction as the integration occurs.

The Quest executive team has also met with the Dell integration team to better understand how the integration will be structured. The great news is that Dell plans to invest for serious growth in their software business, and Quest is a huge part of that. During last week’s meetings, we learned that Dell is buying Quest for three main reasons:

•	Strategic products that are adjacent to Dell’s core hardware and services offers

•	Quest offers a scalable, foundational software infrastructure, culture and assets that can accelerate Dell’s entry into the software business

•	The higher margins and potential revenue that come from a solid software business

During these meetings we also agreed on the priorities for the integration:

•	First and foremost, “Do No Harm” (i.e., make sure we preserve Quest differentiators and revenue drivers)

•	Achieve the “value drivers” – these are benefits that Dell expects to realize based on the acquisition of Quest (they all tie back to the three reasons for buying Quest, above)

•	Build a $5B software company within Dell as part of a strategic multi-year plan

This week, we are entering a deeper integration planning stage with the workstream leaders. Members of the integration teams from both Dell and Quest are meeting offsite to continue to discuss the plans for the integration. This is a collaborative process designed to ensure a smooth transition into Dell. The process so far has been extremely positive. There is so much synergy between the teams and Dell really wants to see the Quest business grow and thrive.

Here are a few things employees can expect to see in the coming days:

•

John Swainson, president of Dell’s software business, will be visiting Aliso Viejo next week to share his vision for Dell Software. We are working on a plan to get teleconference sessions set up so we can share this information out to all employees.

•

Dell will be scheduling time in August for employees to have their pictures taken for Dell security badges. Employees will not have access to Dell facilities until after the closing, but this will make the transition process at closing smoother for all parties. Look for instructions in the next week or so to arrive via email.

In addition, since we announced the acquisition, we have received anti-trust clearance under the Hart-Scott-Rodino Act. We have yet to satisfy certain foreign regulatory requirements and we still need to hold a special stockholder meeting to approve the deal. That meeting should likely occur in mid-to-late September.

If you have questions, please continue submitting them through the Dell Questions email box: dell.questions@quest.com

Thanks,

Terri

Additional Information and Where to Find It

The Company intends to file with the Securities and Exchange Commission (the “SEC”) an amended proxy statement and intends to furnish or file other materials with the SEC in connection with the proposed transaction. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. BEFORE MAKING ANY VOTING DECISION, QUEST’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THOSE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by Quest with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Quest by contacting Quest’s Investor Relations by telephone at (949) 754-8000, or by mail at Quest Software, Inc., 5 Polaris Way, Aliso Viejo, California 92656, Attention: Investor Relations, or by going to Quest’s Investor Relations page on its corporate website at www.quest.com.

Participants in the Solicitation

Quest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Quest in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the amended proxy statement described above. Additional information regarding these directors and executive officers is included in Quest’s amended Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2012.